Brilliant Earth Promotes Two Key Executives to C-Level Roles August 26, 2024 at 9:00 AM EDT Pamela Catlett named Chief Brand Officer and Sharon Dziesietnik named Chief Operations Officer SAN FRANCISCO, Aug. 26, 2024 (GLOBE NEWSWIRE) -- Brilliant Earth Group, Inc. (“Brilliant Earth” or the “Company”) (Nasdaq: BRLT), an innovative, global leader in ethically sourced fine jewelry, today announced the promotions of two key members of its executive team, Pamela Catlett to Chief Brand Officer and Sharon Dziesietnik to Chief Operations Officer. These appointments underscore the Company’s focus on continuing to drive long-term growth and build operational excellence.   “I am proud to announce the promotions of Pam and Sharon, who are integral parts of our organization,” said Beth Gerstein, CEO and Co-Founder of Brilliant Earth. “During their tenures, we have made significant strides in advancing operational excellence and have witnessed strong brand growth. Their contributions and leadership are pivotal to our continued success, and I look forward to their continuing work to further our mission of transforming the jewelry industry.” As Chief Brand Officer, Catlett oversees all aspects of Brilliant Earth’s brand strategy across every consumer touchpoint, including retail expansion strategy, evolving the Company’s omnichannel experience and expanding Brilliant Earth’s reach as the premier global fine jewelry brand. Catlett joined Brilliant Earth in 2023. Her extensive experience includes roles as President and COO of Outdoor Voices, Global Head of Women’s and Youth at Under Armour, and multiple positions at Nike including Vice President and General Manager of Nike’s North American Women’s business and as its Vice President of Investor Relations. In addition to her corporate roles, Catlett has advised numerous founders and CEOs through her prior consultancy practice on topics ranging from designing growth and brand strategies to team development and executive leadership. As Chief Operations Officer, Sharon Dziesietnik oversees the Company’s overall operations, including its end-to-end supply chain from sourcing through distribution, and its showrooms. Dziesietnik joined Brilliant Earth in 2012 and has held numerous roles of increasing responsibility, most recently as Senior Vice President, Customer Operations. Under her leadership, the Brilliant Earth sales team has grown to over 400 jewelry experts serving almost 40 showrooms nationwide. Dziesietnik has also been responsible for developing and implementing Brilliant Earth’s operational strategy with increasingly sophisticated processes and systems, utilizing the Company’s agile supply chain, asset-light model, and industry-leading technology. In her new role, Dziesietnik will continue to drive the Company’s expansion and operational scale. About Brilliant Earth  Brilliant Earth is a digitally native, omnichannel fine jewelry company and a global leader in ethically sourced fine jewelry. With 2023 full-year revenue of $446 million and 12 consecutive quarters of positive adjusted EBITDA since its initial public offering in 2021, the Company’s mission since its 2005 founding has been to create a more transparent, sustainable, and compassionate jewelry industry. Headquartered in San Francisco, CA and Denver, CO, Brilliant Earth has more than 35 showrooms across the United States and has served customers in over 50 countries worldwide.   Forward-Looking Statements This press release contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this press release may be forward-looking statements, including statements regarding our Chief Operations Officer promotion. In some cases, you can identify forward-looking statements by terms, such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “evolve,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “strategy,” “target,” “will,” or “would,” or the negative of these terms or other similar expressions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. You should not rely upon forward-looking statements as predictions of future events. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, but not limited to: our rapid growth in recent years and limited operating experience at our current scale of operations; our ability to manage growth effectively; our dependence on highly skilled personnel to grow and operate our business; our ability to hire, retain, and motivate our personnel; and the other risks, uncertainties and the factors described in the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, which filing is available at www.sec.gov, and in out other filings with the Securities and Exchange Commission. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this press release. Except as required by applicable law, we undertake no obligation to update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise. Contacts: Investor Relations: investorrelations@brilliantearth.com Media Contact: Marisa Ochoa marisa.ochoa@brilliantearth.com EXHIBIT 99.1